Exhibit 99.1

 36th Annual J.P. Morgan Healthcare Conference John F. Crowley, Chairman and Chief Executive Officer January 9, 2018

2 Introduction Safe Harbor This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

3 Introduction Amicus Founding Beliefs WE BELIEVE... In the Fight to Remain at the Forefront of Therapies for Rare and Orphan Diseases WE BELIEVE... In Our Future to Build Long-term Value for Our Stakeholders WE BELIEVE… In Each Other to Foster Teamwork and Respect for Each Individual’s Contribution • We seek to deliver the highest quality therapies for persons living with these diseases We support the disease communities - and their families We are passionate about what we do We encourage and embrace constant innovation We have a duty to obsolete our own technologies We push ideas as far and as fast as possible We take smart risks We work hard We keep asking the tough questions We will never be constrained by prior thinking We learn from our mistakes We think differently - very differently • • We are all owners of this business We are business led and science driven Maximizing value for our shareholders is the foundation of our future successes Our medicines must be fairly priced and broadly accessible We build strategic partnerships We will not lie, cheat or steal We take full responsibility for our actions • Our passion for making a difference unites us Diversity of experience and thought is essential We communicate openly, honestly and respectfully Our families are part of the Amicus experience Work-life balance keeps us healthy • • • • • • • • • • • • • • • • • • • •

4 Introduction Amicus Founding Beliefs WE BELIEVE... WE BELIEVE... WE BELIEVE… In the Fight to Remain In Our Future to Build In Each Other to at the FWoreferonpt ouf sh ideas asLfoangr-tearmnVdalueafosr Our Stakeholders fast as posFsositber lTeamwork and Respect for Each Individual’s Therapies for Rare and Orphan Diseases Contribution innovation • Our passion for making a We encourage and • embrace constant We are all owners of this business • We seek to deliver the highest quality therapies for persons living with these diseases difference unites us We have a duty to odbrivsen olete our own tech•nDoiverlsoity ogf eixpeersience and thought is essential • We communicate openly, • We are business led and science • • • • • • • • • • • We support the disease communities - and their families We are passionate about what we do • Maximizing value for our shareholders is the foundation of our We encourage and embrace constant innovation We have a duty to obsolete our own technologies future successes honestly and respectfully dri•vOeur nfamilies are part of the Amicus experience • Work-life balance keeps us healthy unites us We push ideas as far and Was faset as paosrsibele busine• sOsur mleedicidnes mausnt bedfairsly pcriceidence and broadly accessible We take smart risks We work hard We keep asking the tough questions • We build strategic partnerships • We will not lie, cheat or steal We will never be constrained by prior thinking We learn from ouOr misutakres passion for m• Wae ktakienfullgrespaonsibdilitiy fofr oeurrence actions We think differently - very differently

5 Introduction Amicus Mission We seek to deliver the highest quality therapies for persons living with rare metabolic diseases

6 Introduction Amicus Vision: Delivering for Patients and Shareholders To build a top-tier, fully integrated, global biotechnology whose medicines treat 5,000+ patients with $1B+ in worldwide sales revenue by 2023 >350 Patients* | ~$36M Global Sales 5,000 Patients* | $1B Global Sales YE17 2023 *Clinical & commercial, all figures approximate

7 Introduction Amicus Strategy Strategic Goals: al Initiatives: Inv Create… Actively in-license complementary products and technologies in rare, metabolic diseases Manufacture… Test… Build internal capabilities and capacity for biologics manufacturing Deliver… Co dev …Great Medicines Apply highest levels of business ethics and social responsibility

Introduction 8

Amicus Today

Galafold (migalastat)
FIRST ORAL PRECISION MEDICINE FOR FABRY DISEASE

ATB200/AT2221
NOVEL TREATMENT PARADIGM for Pompe Completed Phase 1/2

PRECLINICAL **PIPELINE**
of products for rare metabolic diseases

BIOLOGICS PLATFORM
Protein Engineering & Glycobiology



CHART
CHAPERONE-ADVANCED REPLACEMENT THERAPY

SMALL MOLECULE
Pharmacological Chaperones

~400 EMPLOYEES globally

~$359M cash

GLOBAL FOOTPRINT
in 27 countries

Amicus Therapeutics

[LOGO]

10 Introduction Excellence in Execution in 2017 1 Advance International Galafold Launch (Target 300 Patients) 2 Submit Japanese and U.S. NDAs for Migalastat 3 Establish Definitive Proof of Concept for ATB200/AT2221 4 Maintain Financial Strength Successful Achievement of FOUR Key Strategic Priorities in 2017 to Build a Top Global Biotechnology Company Focused on Rare Metabolic Diseases

11 Introduction 2018 Key Strategic Priorities 1 2 3 4 5 Double Galafold (migalastat) revenue to $75-$85M Secure approvals for migalastat in Japan and the U.S. Achieve clinical, manufacturing and regulatory milestones to advance ATB200/AT2221 toward global regulatory submissions and approvals Develop and expand preclinical pipeline to ensure at least one new clinical program in 2019 Maintain Financial Strength Focused on FIVE Key Strategic Priorities in 2018

12 Introduction Building a World Class Organization International HQ United Kingdom Global HQ Cranbury, NJ Canada Netherlands Italy Japan Germany China (Mfg. Ops) France = headquarters = offices Spain = presence Global Organization of ~400 Employees Dedicated to Create, Manufacture, Test, and Deliver Medicines for Rare Metabolic Diseases

 Galafold™ (Migalastat) Precision Medicine for Fabry Disease “We push ideas as far and as fast as possible” - Amicus Belief Statement

Galafold: Precision Medicine for Fabry Disease 13 Fabry Disease Overview Life-Limiting Symptoms: Leading Causes of Death: TRANSIENT ISCHEMIC ATTACK (TIA) & STROKE1 GASTROINTESTINAL3 HEART DISEASE2 Key Facts: to substrate (GL-3) accumulation • -Gal A enzyme deficiency leads KIDNEY DISEASE3 • • >1,000 known mutations ~10K diagnosed WW (51% female/49% male4) Newborn screening studies suggest prevalence of ~1:1000 to ~1:4000 • 1. Desnick R, et al. Ann Intern Med. 2003 2. Yousef Z, et al. Eur Heart J. 2013 3. Germain D. Orphanet J Rare Dis. 2010 4. Fabry Registry 2011 Fabry Disease is a Fatal Genetic Disorder that Affects Multiple Organs and is Believed to be Significantly Underdiagnosed

Galafold: Precision Medicine for Fabry Disease 15

First Oral Precision Medicine for Fabry Disease

Galafold (migalastat)

- FIRST new treatment option for Fabry in more than a decade
- FIRST oral precision medicine for Fabry disease
- FIRST searchable, electronic pharmacogenetic label
- Established efficacy from 2 pivotal studies (ERT-switch & naïve patients)[1,2,3]
- Label expanded from 269 to include 331 amenable mutations
- Strong safety profile, most common side effect reported in clinical trials was headache

Galafold Indicated for Long-Term Treatment of Adults and Adolescents Aged ≥ 16 years with a Confirmed Diagnosis of Fabry Disease and Who Have an Amenable Mutation[3]

Approved in 6 Major Markets[4]

Pricing & Reimbursement Secured in 15 Countries

Approvals Pending in Japan, U.S. and Other Geographies

1. Germain, DP et al., New England Journal of Medicine. 2. Hughes, et al., Journal of Medical Genetics. 3. For important safety information for Galafold visit www.ema.europa.eu. 4. EU, Australia, Canada, Israel, Switzerland, South Korea

Amicus Therapeutics

16 Galafold: Precision Medicine for Fabry Disease FY17 Galafold Success and FY18 Galafold Revenue Guidance Introducing Revenue Guidance for $10.9M 2018 $75-$85M 310+ patients YE17 ~$36.0M* 61 patients YE16 $14.1M $7.2M $4.2M 1Q17 2Q17 3Q17 4Q17E FY17E FY18E *Unaudited preliminary financials International Launch Success in 2017 Positions for Significant Growth in 2018 and Beyond

17 Galafold: Precision Medicine for Fabry Disease Galafold $500M+ Global Peak Revenue Opportunity ROW3 26% U.S.3 27% (Est. 100,000 ) Fabry Market is $1.2B Today and Growing Galafold Targets 35%-50% of Population with Amenable Mutations EU3 34% Japan3 13% 1. Bokhari SRA, Bhimji SS. Fabry Disease. December 2017 2. Sanofi presentation February 2017 3. Fabry registries, Sanofi investor reports, Shire investor reports ERT-Treated (~5,0002) Diagnosed Untreated (~5,0002) Undiagnosed 1

18 Galafold: Precision Medicine for Fabry Disease Fabry Franchise Strategy EU Expansion to U.S., Japan, ROW Infrastructure for Initial Launch Galafold for Patients with Amenable Mutations Next-Generation Therapies

Galafold: Precision Medicine for Fabry Disease

19

Fabry Precision Medicine Driven by a Patient's Genotype

Amicus Therapeutics is Committed to Delivering the Highest Quality Therapies


~$1.2B
Global Fabry Market Today
Non-Amenable
Amenable (35-50% of patients)
Growing to
~$2B
Global Fabry Market
Non-Amenable
Amenable

Novel ERT Co-Formulated with Migalastat





Migalastat

Oral Precision Medicine



Amicus Therapeutics

20 Advancing Toward the Clinic Amicus Proprietary ERT Preclinical Proof of Concept HHeeartt KKiiddney 9 0 0 6 0 0 3 0 0 1 0 0 0 8 0 0 1 5 0 6 0 0 1 0 0 4 0 0 5 0 2 0 0 0 0 V e h i c l e 1 m g / k g a g a l s i d a s e b e t a A T B 1 0 1 + m i g a l a s t a t * V e h i c l e 1 m g / k g a g a l s i d a s e b e t a A T B 1 0 1 + m i g a l a s t a t * Notes: *3 mg/kg ATB101 + 10 mg/kg AT1001; Data from Gla KO mice administered two bi-weekly doses; p<0.05 G L - 3 ( g / g t i s s u e ) G L - 3 ( g / g t i s s u e ) ATB101 Co-formulated with Migalastat Results in Significantly Greater Substrate Reduction In Fabry KO Model

 ATB200 Novel ERT for Pompe Disease “We encourage and embrace constant innovation” - Amicus Belief Statement

22 Pompe Overview Pompe Disease Overview Respiratory and cardiac failure are leading causes of morbidity and mortality 5,000 – 10,000 patients diagnosed WW1 Age of onset ranges from infancy to adulthood Symptoms include muscle weakness, respiratory failure, and cardiomyopathy ~$800M+ Global Pompe ERT sales in FY162 Deficiency of GAA leading to glycogen accumulation 1. National Institute of Neurological Disorders and Stroke (NIH). 2. Sanofi Press Release & 10-K Pompe Disease is a Fatal Neuromuscular Disorder that Affects a Broad Range of People

23 Novel ERT for Pompe Disease – ATB200 + Chaperone ATB200 + Chaperone: A Differentiated Treatment Paradigm ATB200 Optimized mixture of glycans (Novel ERT) Chaperone addition High levels of M6P and bis M6P *Artist rendering, not actual product image Application of Platform Technologies for Potential New Treatment Paradigm

24 Pompe Phase 1/2 Study ATB200-02 Data at WMS Phase 1/2 Data Presented at World Muscle Society The 22nd International Annual Congress of the World Muscle Society 1. Amicus Press Release http://ir.amicusrx.com/releasedetail.cfm?ReleaseID=1042705 “I believe that the results from this Phase 1/2 clinical study show striking improvements in functional measures and key biomarkers during the first six months of treatment, in addition to continued, further benefit out to nine months. I am especially intrigued by the six-minute walk distance and other motor function tests in the ERT-switch patients who historically have declining motor function following two or more years of treatment. These clinical data are compelling and suggest that ATB200/AT2221 has the potential to shift the treatment paradigm for Pompe disease.”1 Mark Roberts, MD Department of Neurology, Salford Royal NHS Foundation Trust and Principal Investigator in the ATB200-02 study

25 Pompe Phase 1/2 Study ATB200-02 Data at WMS 6-Minute Walk Test (6MWT) and Forced Vital Capacity (FVC) (as of 10/4/17) 6-Minute Walk Test (m): Month 6 and 9 (n=9) Mean (SD) (n=8) Mean (SD) ERT-Switch Ambulatory (40.1) (33.8) (n=5) Mean (SD) (n=2) Mean (SD) ERT-Naïve (29.4) (4.0) FVC (% Predicted): Month 6 and 9 (n=8) Mean (SD) (n=7) Mean (SD) ERT-Switch Ambulatory (4.2) (3.6) (n=5) Mean (SD) (n=2) Mean (SD) ERT-Naïve (5.6) (1.4) CohortChange at Month 6Change at Month 9 Cohort 1-1.0-2.0 CohortChange at Month 6Change at Month 9 Cohort 3+4.2+5.0 CohortChange at Month 6Change at Month 9 Cohort 1+35.3+37.2 CohortChange at Month 6Change at Month 9 Cohort 3+41.8+74.9 Improvements in Key Functional Measure in both ERT-Naïve and ERT-Switch at Month Six with Continued Benefit Out to Month Nine

Pompe Phase 1/2 Study ATB200-02 Data at WMS
26

Biomarkers up to Week 58 (N=20)* (as of 10/4/17)

Persistent and Durable Improvement in Biomarkers of Muscle Damage (CK, ALT, AST) and Disease Substrate (Hex4) Across All Three Cohorts for up to 58 Weeks on ATB200/AT2221

Muscle Damage Biomarkers (% Change from Baseline for CK)


ATB200 dose escalation (5>10>20)
ATB200 20 mg/kg + low dose AT2221
ATB200 20 mg/kg + high dose AT2221
Mean Percent Change From Baseline
10
5
0
-5
-15
-25
-35
-45
-55
-65
Cohort 1 (Ambulatory ERT-Switch, n=11)
Cohort 2 (Non-Ambulatory ERT-Switch, n=4)
Cohort 3 (ERT-Naïve, n=5)
Visit
Sample size
Baseline 11,4,5
Visit 4/Week 2 11,4,5
Visit 5/Week 4 11,4,5
Visit 9/Month 3 11,4,5
S3MN3/Month 6 11,4,5
S3MN6/Month 9 11,1,2

Disease Substrate Biomarker (% Change from Baseline for Hex 4)


ATB200 dose escalation (5>10>20)
ATB200 20 mg/kg + low dose AT2221
ATB200 20 mg/kg + high dose AT2221
Mean Percent Change From Baseline
10
5
0
-5
-15
-25
-35
-45
-55
-65
Cohort 1 (Ambulatory ERT-Switch, n=11)
Cohort 2 (Non-Ambulatory ERT-Switch, n=4)
Cohort 3 (ERT-Naïve, n=5)
Visit
Sample size
Baseline 11,4,5
Visit 4/Week 2 11,4,5
Visit 5/Week 4 10,4,4
Visit 9/Month 3 8,3,5
S3MN3/Month 6 11,4,5
S3MN6/Month 9 11,1,2

SAFETY

- Adverse events (AEs) generally **mild** and **transient**
- Very **low rate** of infusion associated reactions (IARs) (<1%) after 400+ total infusions

*Reported through interim data analysis (maximum 58 weeks); Missing values either unable to be analyzed or not yet analyzed

Amicus Therapeutics

27 Novel ERT for Pompe Disease – ATB200 + Chaperone Pompe Development Pathways Potential Pathways Include:* Accelerated Approval in U.S. Phase 1/2 Study Registrational Study Full Approval in U.S. & EU Conditional Approval in EU *Subject to ongoing discussions with regulatory authorities, update anticipated 1H18 Our Goal: To Work with Global Regulators to Ensure That as Many People Living with Pompe Have Access to This Novel Treatment Paradigm as Quickly as Possible

28 Novel ERT for Pompe Disease – ATB200 + Chaperone Key Clinical & Manufacturing Activities 2018 CLINICAL MANUFACTURING • Additional 4-6 patients added to Phase • Retrospective natural history of ERT-• Prospective data collection on current • Initiation of larger registration-directed •Additional Phase 1/2 extension data 1/2 study treated patients ERT-treated patients study •Final regulatory agreement on comparability between 1,000L and 250L GMP scale •Completion and release for clinic of 1,000L GMP commercial scale material •Continued capacity to ensure sufficient medicines to supply patient population •Announce plan for long term commercial manufacture and capacity Significant Clinical and GMP Manufacturing Activities Ongoing in 2018 to Lay Foundation for Most Successful and Fastest Approval Pathways

29 Novel ERT for Pompe Disease – ATB200 + Chaperone Biologics Manufacturing Capabilities Scaling up Manufacturing to Meet the Needs of the Pompe Community 1000L (Registration & Commercial) All engineering runs complete GMP production commenced Analytical and in vivo comparability studies completed between 250L and 1000L FDA agreement on comparability between 250L GMP scale and 1000L engineering batches FDA agreement on testing strategy for demonstrating comparability between 250L scale and 1000L GMP batches

 Pipeline Strategy “We have a duty to obsolete our own technologies” - Amicus Belief Statement

31 Pipeline Pipeline Strategy Enzyme Replacement Therapies (ERTs) Gene Therapy/ Editing Blood-Brain Barrier Technologies Small Molecules Technology Landscape Obsolete Current Treatments Significant Benefits for Patients First/Best-in-Class Development Criteria One or more new clinical programs in 2019 Pipeline Expansion Sharply Focused on Developing Therapies for People Living with Rare Metabolic Diseases

 Financial Summary & Key Milestones “We are business led and science driven” - Amicus Belief Statement

33 Financial Summary Financial Summary & Guidance FINANCIAL POSITION December 30, 2017 Cash $359M Debt $250M Cash Runway 2H19 CAPITALIZATION Shares Outstanding 167M FINANCIAL GUIDANCE FY18 Net Cash Spend Guidance $230-$260M Galafold Revenue Guidance $75-$85M StrCoansgh BPaolsaitnicoenSPhreoevtidweisthRu$n3w59aMy UCnadsheraCtu1r2r/e3n1t/O1p7earnadtinCgasPhlaRnuinwtoamy Iindt-o2021H719

34 Upcoming WORLDSymposium™ 2018 Pompe •Pompe preclinical and clinical data, including additional Phase 1/2 data for up to 12 months Fabry •Migalastat long-term data •ATB101 co-formulated with migalastat preclinical proof of concept

35 Conclusion 2018 Key Strategic Priorities 1 2 3 4 5 Double Galafold (migalastat) revenue to $75-$85M Secure approvals for migalastat in Japan and the U.S. Achieve clinical, manufacturing and regulatory milestones to advance ATB200/AT2221 toward global regulatory submissions and approvals Develop and expand preclinical pipeline to ensure at least one new clinical program in 2019 Maintain Financial Strength Focused on FIVE Key Strategic Priorities in 2018

36 Conclusion Amicus Vision: Delivering for Patients and Shareholders To build a top-tier, fully integrated, global biotechnology whose medicines treat 5,000+ patients with $1B+ in worldwide sales revenue by 2023 >350 Patients* | ~$36M Global Sales 5,000 Patients* | $1B Global Sales YE17 2023 *Clinical & commercial, all figures approximate

 ThankYou “Our passion for making a difference unites us” -Amicus Belief Statement

 Appendix

Galafold: Precision Medicine for Fabry Disease 39

Fabry Disease Overview

Fabry Disease is a Fatal Genetic Disorder that Affects Multiple Organs and is Believed to be Significantly Underdiagnosed

Leading Causes of Death

TRANSIENT ISCHEMIC ATTACK (TIA) & STROKE[1]

HEART DISEASE[2]
- Irregular heartbeat (fast or slow)
- Heart attack or heart failure
- Enlarged heart

KIDNEY DISEASE[3]
- Protein in the urine
- Decreased kidney function
- Kidney failure



Life-Limiting Symptoms

GASTROINTESTINAL[3]
- Nausea, vomiting, cramping, and diarrhea
- Pain/bloating after eating, feeling full
- Constipation
- Difficulty managing weight

Key Facts

- Deficiency of α-Gal A enzyme leading to GL-3 accumulation
- >900 known mutations
- ~10K diagnosed WW (51% female/49% male[4])
- Newborn screening studies suggest prevalence of ~1:1000 to ~1:4000

1. Desnick R, *et al.* **Ann Intern Med.** 2003 2. Yousef Z, *et al.* **Eur Heart J.** 2013 3. Germain D. **Orphanet J Rare Dis.** 2010 4. Fabry Registry 2011

Amicus Therapeutics

40 Precision Medicine for Fabry Disease Fabry Global Operations Excellence People Differentiated safety and efficacy published in seminal journals* First-in-class oral therapy for Fabry Precision Product medicine based on genotype FABRY Initial Launch Success Compelling value Specialty Commitment to patient access and support services Access proposition led to rapid reimbursement distributor with high touch services Execution *New England Journal of Medicine, Journal of Medical Genetics

41 Pompe Phase 1/2 Study ATB200-02 Data at WMS Cohort 2: Muscle Strength Testing at Month 6 (n=4) (as of 10/4/17) 4.2 (6.8) 1.5 (1.9) +2.3 (4.4) +5.8 (8.4) Shoulder Adduction* QMT Quantitative Muscle Testing - Dynamometer (pounds force) 9.8 (10.9) 6.9 (7.6) +0.3 (5.1) +0.8 (1.5) Shoulder Abduction 7.8 (8.7) 4.9 (5.1) -0.1 (10.0) +2.4 (6.1) Elbow Flex 7.3 (8.1) 5.0 (5.9) +1.5 (3.4) +4.1 (2.1) Elbow Extension (1.2) (1.0) (1.2) (1.2) (1.2) (1.2) (0.7) (0.0) (2.5) (2.0) (0.6) (1.0) (2.0) (2.0) (0.6) (1.0) Note: MMT Scoring: 1) Visible muscle movement, but no movement at the joint, 2) Movement at the joint, but not against gravity, 3) Movement against gravity, but not against added resistance, 4) Movement against resistance, but less than normal, 5) Normal strength *N=3 or **N=2 due to assessment not being performed at some visits for some patients MMT Manual Muscle Testing (manual score) Shoulder Adduction*1.31.0+0.7+0.7 Shoulder Abduction**1.31.3+0.50.0 Elbow Flex2.32.0+0.7+1.0 Elbow Extension2.02.0+0.7+1.0 AssessmentMuscle Group Tested BaselineChange to Month 6 Left Mean (SD)Right Mean (SD)Left Mean (SD)Right Mean (SD) Substantial and Consistent Improvements in Upper Extremity Strength in Non-Ambulatory ERT-Switch Patients at Month 6